Exhibit 99.1

                   CERTIFICATION OF PERIODIC FINANCIAL REPORTS

I, James M. Papada, III, Chief Executive Officer of Technitrol, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q for the quarterly period ended March 28, 2003 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Technitrol, Inc.

Dated: May 1, 2003


                                                   /s/ James M. Papada, III
                                                   ------------------------
                                                   James M. Papada, III

A signed original of this written statement required by Section 906 has been provided to Technitrol, Inc., and will be retained by Technitrol, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.